                                                                      EXHIBIT 21
                                                                     Page 1 of 4

                                  BORDEN, INC.
               SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 1996
               --------------------------------------------------

                                                                     The percentage of             State or other
                                                                     voting securities             jurisdiction of
                                                                     owned, or other               incorporation
Subsidiaries of Registrant:                                          basis of control              or organization
---------------------------                                          ----------------              ---------------
BCP Finance Corporation                                                           100              Delaware
BCP Management, Inc.                                                              100              Delaware
BDS Two, Inc.                                                                     100              Delaware
     BDS Three, Inc.                                                              100              Delaware
         BDH One, Inc.                                                            100              Delaware
              Borden Decorative Products Holdings, Inc.                          98.7              Delaware
                  Borden Decorative Products, Inc.                                100              Delaware
                  WDP Investments, Inc.                                           100              Delaware
                  Reebor Limited (U.K.)                                            50              United Kingdom
                  Borden Decorative U.K. IHC, Inc.                                100              Delaware
                      Borden Decorative Products Holdings, Ltd.                   100              United Kingdom
                           Borden Decorative Products Limited                     100              United Kingdom
                                Crown Wallcoverings-Borden Pension
                                  Trustee Ltd.                                    100              United Kingdom
                                Borden UK Common Investment Fund
                                  Trustees Limited                                100              United Kingdom
                           Storeys Decorative Products Ltd.                       100              United Kingdom
                                Borden Wallcoverings Pension
                                  Trustees Limited                                100              United Kingdom
                           Borden Realty UK Limited                               100              United Kingdom
              JFI, Inc.                                                           100              Illinois
              BFE Corp.                                                           100              Delaware
              Re-Mi Foods, Inc.                                                   100              Delaware
              Sugeme, S.A.                                                        8.0              Spain
BDH Two, Inc.                                                                     100              Delaware
     BDS One, Inc.                                                                100              Delaware
BFI Ltd., L.P.                                                                    100              Delaware
Borden Chemical Holdings, Inc.                                                   95.5              Delaware
     Borden Chemical Investments, Inc.                                            100              Delaware
     Compania Quimica Borden Ecuatoriana, S.A.                                   83.3              Ecuador
     Borden Chemical, Inc.                                                        100              Delaware
         Borden Chemical International, Inc.                                      100              Delaware
         Compania Quimica Borden, S.A.                                            100              Panama
     Borden Australia (Pty.) Ltd.                                                 100              Australia
         Borden Australia Superannuation (Pty) Limited                            100              Australia
         Borden Chemical (M.) Sdn. Bhd.                                           100              Malaysia
     Borden Chemical Holdings Panama, S.A.                                        100              Panama
         Borden Espana, S.A.                                                      100              Spain
         Italcolor, S.A.                                                          100              Uruguay
         Alba Quimica Industria e Comercio Ltda.                                  100              Brazil
              Alba Amazonia S.A. Industrias Quimicas                              100              Brazil
              Alba Nordeste Industrias Quimica Ltda.                              100              Brazil
              The Wenham Corp., S.A.                                              100              Uruguay
         Bexley Finance, S.A.                                                     100              Panama
              Bexley Comercio e Participacao Ltda.                                100              Brazil

                                                                      EXHIBIT 21
                                                                     Page 2 of 4

                                  BORDEN, INC.
               SUBSIDIARIES OF REGISTRANT AS OF DECEMBER 31, 1996
               --------------------------------------------------

                                                                    The percentage of              State or other
                                                                    voting securities              jurisdiction of
                                                                      owned, or other              incorporation
Subsidiaries of Registrant:                                          basis of control              or organization
---------------------------                                          ----------------              ---------------
     Borden Chemie, S.A.                                                          100              France
     Borden International Philippines, Inc.                                        98              Philippines
     Compania Casco S.A. Industrial y Comercial                                    99              Argentina
     Gun Ei Borden International Resin Co. Ltd.                                    50              Japan
     Borden Chemical U.K. IHC, Inc.                                               100              Delaware
         Borden Chemical U.K. Ltd.                                                100              United Kingdom
              Borden (Bray) Ltd.                                                  100              Ireland
Borden Company Limited, The                                                       100              Canada
     Borden Company Limited, The                                                  100              Ireland
         Borden Foods Limited                                                     100              Ireland
         Borden International Packaging Ltd.                                       70              Ireland
         Borden Exports Limited                                                   100              Ireland
Borden International (Europe) Ltd.                                                100              Delaware
Borden International, Inc.                                                        100              Delaware
Borden Japan, Inc.                                                                100              Japan
Borden/Meadow Gold Dairies Holdings, Inc.                                        98.4              Delaware
     Borden/Meadow Gold Dairies, Inc.                                             100              Delaware
     Borden/Meadow Gold Dairies Investments, Inc.                                 100              Delaware
     Meadow Gold Dairies Holding Company                                          100              Delaware
         Meadow Gold Dairies, Inc.                                                100              Delaware
Elmer's Holdings, Inc.                                                           98.5              Delaware
     Elmer's Products, Inc.                                                       100              Delaware
     Elmer's Investments, Inc.                                                    100              Delaware
Nedrob Affiliates, Inc.                                                           100              Delaware
One Nedrob, Inc.                                                                  100              Delaware
Orchard Corporation of Hong Kong, The                                             100              Hong Kong
Productos Borden, Inc.                                                            100              New Jersey
T.M.I. Associates, L.P.                                                           100              Delaware
Zeelandia Investerings Partnership                                                100              New York
     T. K. Partner, Inc.                                                          100              Delaware
Zip Corporation                                                                   100              Delaware
     Zcan Investments Ltd.                                                        100              Canada


NOTE: The above subsidiaries have been included in Borden's Consolidated Financial Statements on a consolidated or equity basis as appropriate. The names of certain subsidiaries, active and inactive, included in the Consolidated Financial Statements and of certain other subsidiaries not included therein, are omitted since when considered in the aggregate as a single subsidiary they do not constitute a significant subsidiary.

                                                                      EXHIBIT 21
                                                                     Page 3 of 4

    THE FOLLOWING ARE SUBSIDIARIES INCLUDED IN THE BORDEN FAMILY OF COMPANIES
                      BUT NOT INCLUDED IN THE REGISTRANT.

                                  BORDEN, INC.
                         -------------------------------

                                                                     The percentage of
                                                                     voting securities
                                                                      owned, or other               State or other
                                                                      basis of control              jurisdiction of
                                                                      by its immediate              incorporation/
Subsidiaries of Registrant                                                 parent                   organization
--------------------------                                           ------------------             ------------
OTHERS
------

Borden Foods Holdings Corporation                                                  100                 Delaware
Borden Foods Corporation                                                           100                 Delaware
      Albadoro S.p.A.                                                              100                 Italy
            Monder Aliment S.p.A.                                                  100                 Italy
      Alisa, S.A.                                                                  100                 Colombia
      BDH One de Venezuela C. A.                                                   100                 Venezuela
      Borden Belgium, N.V.                                                         100                 Belgium
          Biscuiterie Muguet, N.V. (A)                                             100                 Belgium
      Borden Company A/S, The                                                      100                 Denmark
          Cocio Chokolademaelk A/S                                                 100                 Denmark
               Borden Ost A/S                                                      100                 Denmark
      Borden Foods Puerto Rico, Inc.                                               100                 Delaware
           Codoveca C por A.                                                       100                 Dominican Republic
      Borden International Foods (Asia-Pacific) Ltd.                               100                 Hong Kong
      Compania Colombiana de Alimentos Lacteos, S.A.                               100                 Colombia
      Compania Internacional de Ventas, S.A.                                       100                 Panama
           Borden (Proprietary) Limited                                            100                 South Africa
                Babelegi Processing (Pty.) Ltd.                                    100                 South Africa
                Borden Foods (Pty.) Ltd.                                           100                 South Africa
                Etiniser (Pty.) Ltd.                                               100                 South Africa
           Borden De Costa Rica S.A.                                               100                 Costa Rica
           Borden De Guatemala, S.A.                                               100                 Guatemala
           Compania Chiricana de Leche, S.A.                                        96.8               Panama
           Inthesa, S.A. (D)                                                       100                 Panama
           Productos Especiales, S.A. (D)                                          100                 Panama
                Estudios Marketing Internacional, S.A.                              50                 Panama
      Ecumilk S.A.                                                                 100                 Ecuador

NOTES:

(A)      Inactive companies.

(D) A nominee company; an inactive company originally created to hold stock in another company.

                                                                      EXHIBIT 21
                                                                     Page 4 of 4

                                  BORDEN, INC.
                        ---------------------------------

                                                                      The percentage of
                                                                      voting securities
                                                                        owned, or other       State or other
                                                                       basis of control      jurisdiction of
                                                                       by its immediate        incorporation/
Subsidiaries of Registrant                                                   parent              organization
--------------------------                                            -----------------       ---------------
      Fabrica de Productos Borden, S.A.                                            100                 Panama
      Helados Borden, S.A.                                                         100                 Panama
      Pastas Alimenticias La Imperial, S.A.                                        100                 Panama
           Alimentos Nutritivos S.A.                                               100                 Panama
           Naxos S.A.                                                              100                 Panama
      Qihe Dairy Corp. Ltd                                                          50                 Republic of China
Borden Redevelopment Corp.                                                         100                 Missouri
International Gourmet Specialties Company                                          100                 New Jersey
Starflake Foods Company, Inc.                                                      100                 New York
Prince Company, Inc., The (A)                                                      100                 Massachusetts
BFC One Corporation                                                                100                 Delaware
BFC Two Corporation                                                                100                 Delaware
BFC Three Corporation                                                              100                 Delaware
BFC Four Corporation                                                               100                 Delaware
BFC Five Corporation                                                               100                 Delaware
BFC Six Corporation                                                                100                 Delaware
Wise Foods, Inc.                                                                   100                 Delaware
Wise Foods Holdings, Inc.                                                          100                 Delaware
Wise Foods Investments, Inc.                                                       100                 Delaware
Caribbean Snacks, Inc.                                                             100                 Delaware
Wise Holdings, Inc.

Moore's Quality Snack Foods, Inc. (A)                                              100                 Virginia



NOTES:

(A)      Inactive companies.

(D) A nominee company; an inactive company originally created to hold stock in another company.

                                       84